Exhibit 10.3

AMENDED AND RESTATED REVOLVING NOTE AGREEMENTS
(increasing credit line to $185 million)

$32,500,000.00

San Francisco, California
Date of Note Issuance: May 15, 2002
Date of Amendment and Restatement of Note: July 11, 2003

FOR VALUE RECEIVED, ESSEX PORTFOLIO, L.P., a California limited partnership ("Borrower"), promises to pay to the order of BANK OF AMERICA, N.A. ("Lender"), at the offices of Bank of America, N.A., Administrative Agent for Lender, at 600 Montgomery Street, 22nd Floor (Structured Debt Group), San Francisco, California 94111, or at such other place as Lender may designate in writing from time to time, the sum of THIRTY-TWO MILLION, FIVE HUNDRED THOUSAND DOLLARS ($32,500,000.00), or the aggregate unpaid principal amount outstanding hereunder, whichever may be the lesser, in immediately available funds and lawful money of the United States of America.

Interest shall accrue on amounts outstanding hereunder in accordance with that certain Second Amended and Restated Revolving Credit Agreement dated as of May 15, 2002 (as amended from time to time, the "Agreement"), among Borrower, the financial institutions party thereto (collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent for the Lenders (capitalized terms used and not defined herein shall have the meanings given to them in the Agreement). Pursuant thereto, interest shall accrue on amounts outstanding hereunder from time to time: (a) at a fluctuating per annum rate equal to the Reference Rate plus the Applicable Margin, or (b) at Borrower's option, subject to the Terms of the Agreement, at a per annum rate equal to the LIBOR Rate plus the Applicable Margin. A change in the interest rate for Reference Rate Loans shall take effect on the day specified in the public announcement of the change in the Reference Rate. Interest shall be computed on the basis of a 360-day year and actual days elapsed. Interest shall become due and payable in accordance with the terms of the Agreement.

All unpaid principal and interest outstanding hereunder shall be due and payable as provided in the Agreement. This Note may be amended, modified, supplemented or replaced as provided in the Agreement.

This Note is one of the Notes referred to in the Agreement, and is issued in conjunction with, is entitled to all of the rights, benefits and privileges provided in, the Agreement, as now existing or as the same may from time to time be supplemented, modified or amended. The Agreement, among other things, provides that amounts outstanding hereunder from time to time may be repaid pursuant to the Agreement and reborrowed from time to time pursuant to the Agreement, and contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

1

This Note amends and restates in full that certain Revolving Note, dated May 15, 2002, in the principal amount of Twenty-Five Million Dollars ($25,000,000.00) (the "Original Note"), and increases the principal amount of the Original Note due to an increase of the Commitment of the Lender made pursuant to Section 2.12 of the Agreement. The Original Note, together with other Notes dated May 15, 2002, made by the undersigned pursuant to the Agreement, collectively amend and restate in full that certain First Amended and Restated Revolving Promissory Note dated May 16, 2000, made by the undersigned and payable to the order of Bank of America, N.A. in the maximum principal amount of $120,000,000.00, which First Amended and Restated Revolving Promissory Note was made pursuant to that certain First Amended and Restated Revolving Loan Agreement dated as of May 16, 2000, among the undersigned, as "Borrower", Bank of America, N.A., as "Administrative Agent", and the lenders party thereto, which First Amended and Restated Revolving Loan Agreement has been amended and restated in full by the Agreement.

Lender may endorse on a schedule annexed to this Note the date, amount and maturity of each Loan that it makes pursuant to the Agreement and the amount of each payment of principal that Borrower makes with respect thereto. Borrower irrevocably authorizes Lender to endorse this Note, and Lender's record shall be conclusive absent manifest error: provided, however, that Lender's failure to make, or its error in making a notation on the attached schedule with respect to any Loan shall not limit or otherwise effect Borrower's obligations to Lender hereunder or under the Agreement.

Borrower waives presentment, demand, protest, notice of protest, notice of nonpayment or dishonor and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. Time is of the essence hereof.

This Note has been executed by the undersigned in the State of California, and shall be governed by, and construed in accordance with, the laws of the State of California, without regard to any conflicts of law principles.

ESSEX PORTFOLIO, L.P.,
a California limited partnership

By: ESSEX PROPERTY TRUST, INC.,
A Maryland corporation, its General Partner

By:______________________
Name:______________________
Title:______________________

2

AMENDED AND RESTATED
REVOLVING NOTE

$20,000,000.00

San Francisco, California
Date of Note Issuance: May 15, 2002
Date of Amendment and Restatement of Note: July 11, 2003

FOR VALUE RECEIVED, ESSEX PORTFOLIO, L.P., a California limited partnership ("Borrower"), promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION ("Lender"), at the offices of Bank of America, N.A., Administrative Agent for Lender, at 600 Montgomery Street, 22nd Floor (Structured Debt Group), San Francisco, California 94111, or at such other place as Lender may designate in writing from time to time, the sum of TWENTY MILLION DOLLARS ($20,000,000.00), or the aggregate unpaid principal amount outstanding hereunder, whichever may be the lesser, in immediately available funds and lawful money of the United States of America.

Interest shall accrue on amounts outstanding hereunder in accordance with that certain Second Amended and Restated Revolving Credit Agreement dated as of May 15, 2002 (as amended from time to time, the "Agreement"), among Borrower, the financial institutions party thereto (collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent for the Lenders (capitalized terms used and not defined herein shall have the meanings given to them in the Agreement). Pursuant thereto, interest shall accrue on amounts outstanding hereunder from time to time: (a) at a fluctuating per annum rate equal to the Reference Rate plus the Applicable Margin, or (b) at Borrower's option, subject to the Terms of the Agreement, at a per annum rate equal to the LIBOR Rate plus the Applicable Margin. A change in the interest rate for Reference Rate Loans shall take effect on the day specified in the public announcement of the change in the Reference Rate. Interest shall be computed on the basis of a 360-day year and actual days elapsed. Interest shall become due and payable in accordance with the terms of the Agreement.

All unpaid principal and interest outstanding hereunder shall be due and payable as provided in the Agreement. This Note may be amended, modified, supplemented or replaced as provided in the Agreement.

This Note is one of the Notes referred to in the Agreement, and is issued in conjunction with, is entitled to all of the rights, benefits and privileges provided in, the Agreement, as now existing or as the same may from time to time be supplemented, modified or amended. The Agreement, among other things, provides that amounts outstanding hereunder from time to time may be repaid pursuant to the Agreement and reborrowed from time to time pursuant to the Agreement, and contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

1

This Note amends and restates in full that certain Revolving Note, dated May 15, 2002, in the principal amount of Seventeen Million, Five Hundred Thousand Dollars ($17,500,000.00) (the "Original Note"), and increases the principal amount of the Original Note due to an increase of the Commitment of the Lender made pursuant to Section 2.12 of the Agreement. The Original Note, together with other Notes dated May 15, 2002, made by the undersigned pursuant to the Agreement, collectively amend and restate in full that certain First Amended and Restated Revolving Promissory Note dated May 16, 2000, made by the undersigned and payable to the order of Bank of America, N.A. in the maximum principal amount of $120,000,000.00, which First Amended and Restated Revolving Promissory Note was made pursuant to that certain First Amended and Restated Revolving Loan Agreement dated as of May 16, 2000, among the undersigned, as "Borrower", Bank of America, N.A., as "Administrative Agent", and the lenders party thereto, which First Amended and Restated Revolving Loan Agreement has been amended and restated in full by the Agreement.

Lender may endorse on a schedule annexed to this Note the date, amount and maturity of each Loan that it makes pursuant to the Agreement and the amount of each payment of principal that Borrower makes with respect thereto. Borrower irrevocably authorizes Lender to endorse this Note, and Lender's record shall be conclusive absent manifest error: provided, however, that Lender's failure to make, or its error in making a notation on the attached schedule with respect to any Loan shall not limit or otherwise effect Borrower's obligations to Lender hereunder or under the Agreement.

Borrower waives presentment, demand, protest, notice of protest, notice of nonpayment or dishonor and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. Time is of the essence hereof.

This Note has been executed by the undersigned in the State of California, and shall be governed by, and construed in accordance with, the laws of the State of California, without regard to any conflicts of law principles.

ESSEX PORTFOLIO, L.P.,
a California limited partnership

By: ESSEX PROPERTY TRUST, INC.,
A Maryland corporation, its General Partner

By:______________________
Name:______________________
Title:______________________

2

AMENDED AND RESTATED
REVOLVING NOTE

$30,000,000.00

San Francisco, California
Date of Note Issuance: May 15, 2002
Date of Amendment and Restatement of Note: July 11, 2003

FOR VALUE RECEIVED, ESSEX PORTFOLIO, L.P., a California limited partnership ("Borrower"), promises to pay to the order of BANK ONE, N.A. ("Lender"), at the offices of Bank of America, N.A., Administrative Agent for Lender, at 600 Montgomery Street, 22nd Floor (Structured Debt Group), San Francisco, California 94111, or at such other place as Lender may designate in writing from time to time, the sum of THIRTY MILLION DOLLARS ($30,000,000.00), or the aggregate unpaid principal amount outstanding hereunder, whichever may be the lesser, in immediately available funds and lawful money of the United States of America.

Interest shall accrue on amounts outstanding hereunder in accordance with that certain Second Amended and Restated Revolving Credit Agreement dated as of May 15, 2002 (as amended from time to time, the "Agreement"), among Borrower, the financial institutions party thereto (collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent for the Lenders (capitalized terms used and not defined herein shall have the meanings given to them in the Agreement). Pursuant thereto, interest shall accrue on amounts outstanding hereunder from time to time: (a) at a fluctuating per annum rate equal to the Reference Rate plus the Applicable Margin, or (b) at Borrower's option, subject to the Terms of the Agreement, at a per annum rate equal to the LIBOR Rate plus the Applicable Margin. A change in the interest rate for Reference Rate Loans shall take effect on the day specified in the public announcement of the change in the Reference Rate. Interest shall be computed on the basis of a 360-day year and actual days elapsed. Interest shall become due and payable in accordance with the terms of the Agreement.

All unpaid principal and interest outstanding hereunder shall be due and payable as provided in the Agreement. This Note may be amended, modified, supplemented or replaced as provided in the Agreement.

This Note is one of the Notes referred to in the Agreement, and is issued in conjunction with, is entitled to all of the rights, benefits and privileges provided in, the Agreement, as now existing or as the same may from time to time be supplemented, modified or amended. The Agreement, among other things, provides that amounts outstanding hereunder from time to time may be repaid pursuant to the Agreement and reborrowed from time to time pursuant to the Agreement, and contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

1

This Note amends and restates in full that certain Revolving Note, dated May 15, 2002, in the principal amount of Twenty-Five Million Dollars ($25,000,000.00) (the "Original Note"), and increases the principal amount of the Original Note due to an increase of the Commitment of the Lender made pursuant to Section 2.12 of the Agreement. The Original Note, together with other Notes dated May 15, 2002, made by the undersigned pursuant to the Agreement, collectively amend and restate in full that certain First Amended and Restated Revolving Promissory Note dated May 16, 2000, made by the undersigned and payable to the order of Bank of America, N.A. in the maximum principal amount of $120,000,000.00, which First Amended and Restated Revolving Promissory Note was made pursuant to that certain First Amended and Restated Revolving Loan Agreement dated as of May 16, 2000, among the undersigned, as "Borrower", Bank of America, N.A., as "Administrative Agent", and the lenders party thereto, which First Amended and Restated Revolving Loan Agreement has been amended and restated in full by the Agreement.

Lender may endorse on a schedule annexed to this Note the date, amount and maturity of each Loan that it makes pursuant to the Agreement and the amount of each payment of principal that Borrower makes with respect thereto. Borrower irrevocably authorizes Lender to endorse this Note, and Lender's record shall be conclusive absent manifest error: provided, however, that Lender's failure to make, or its error in making a notation on the attached schedule with respect to any Loan shall not limit or otherwise effect Borrower's obligations to Lender hereunder or under the Agreement.

Borrower waives presentment, demand, protest, notice of protest, notice of nonpayment or dishonor and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. Time is of the essence hereof.

This Note has been executed by the undersigned in the State of California, and shall be governed by, and construed in accordance with, the laws of the State of California, without regard to any conflicts of law principles.

ESSEX PORTFOLIO, L.P.,
a California limited partnership

By: ESSEX PROPERTY TRUST, INC.,
A Maryland corporation, its General Partner

By:______________________
Name:______________________
Title:______________________

2

AMENDED AND RESTATED
REVOLVING NOTE

$25,000,000.00

San Francisco, California
Date of Note Issuance: May 15, 2002
Date of Amendment and Restatement of Note: July 11, 2003

FOR VALUE RECEIVED, ESSEX PORTFOLIO, L.P., a California limited partnership ("Borrower"), promises to pay to the order of KEYBANK, NATIONAL ASSOCIATION ("Lender"), at the offices of Bank of America, N.A., Administrative Agent for Lender, at 600 Montgomery Street, 22nd Floor (Structured Debt Group), San Francisco, California 94111, or at such other place as Lender may designate in writing from time to time, the sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000.00), or the aggregate unpaid principal amount outstanding hereunder, whichever may be the lesser, in immediately available funds and lawful money of the United States of America.

Interest shall accrue on amounts outstanding hereunder in accordance with that certain Second Amended and Restated Revolving Credit Agreement dated as of May 15, 2002 (as amended from time to time, the "Agreement"), among Borrower, the financial institutions party thereto (collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent for the Lenders (capitalized terms used and not defined herein shall have the meanings given to them in the Agreement). Pursuant thereto, interest shall accrue on amounts outstanding hereunder from time to time: (a) at a fluctuating per annum rate equal to the Reference Rate plus the Applicable Margin, or (b) at Borrower's option, subject to the Terms of the Agreement, at a per annum rate equal to the LIBOR Rate plus the Applicable Margin. A change in the interest rate for Reference Rate Loans shall take effect on the day specified in the public announcement of the change in the Reference Rate. Interest shall be computed on the basis of a 360-day year and actual days elapsed. Interest shall become due and payable in accordance with the terms of the Agreement.

All unpaid principal and interest outstanding hereunder shall be due and payable as provided in the Agreement. This Note may be amended, modified, supplemented or replaced as provided in the Agreement.

This Note is one of the Notes referred to in the Agreement, and is issued in conjunction with, is entitled to all of the rights, benefits and privileges provided in, the Agreement, as now existing or as the same may from time to time be supplemented, modified or amended. The Agreement, among other things, provides that amounts outstanding hereunder from time to time may be repaid pursuant to the Agreement and reborrowed from time to time pursuant to the Agreement, and contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

1

This Note amends and restates in full that certain Revolving Note, dated May 15, 2002, in the principal amount of Twenty Million Dollars ($20,000,000.00) (the "Original Note"), and increases the principal amount of the Original Note due to an increase of the Commitment of the Lender made pursuant to Section 2.12 of the Agreement. The Original Note, together with other Notes dated May 15, 2002, made by the undersigned pursuant to the Agreement, collectively amend and restate in full that certain First Amended and Restated Revolving Promissory Note dated May 16, 2000, made by the undersigned and payable to the order of Bank of America, N.A. in the maximum principal amount of $120,000,000.00, which First Amended and Restated Revolving Promissory Note was made pursuant to that certain First Amended and Restated Revolving Loan Agreement dated as of May 16, 2000, among the undersigned, as "Borrower", Bank of America, N.A., as "Administrative Agent", and the lenders party thereto, which First Amended and Restated Revolving Loan Agreement has been amended and restated in full by the Agreement.

Lender may endorse on a schedule annexed to this Note the date, amount and maturity of each Loan that it makes pursuant to the Agreement and the amount of each payment of principal that Borrower makes with respect thereto. Borrower irrevocably authorizes Lender to endorse this Note, and Lender's record shall be conclusive absent manifest error: provided, however, that Lender's failure to make, or its error in making a notation on the attached schedule with respect to any Loan shall not limit or otherwise effect Borrower's obligations to Lender hereunder or under the Agreement.

Borrower waives presentment, demand, protest, notice of protest, notice of nonpayment or dishonor and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. Time is of the essence hereof.

This Note has been executed by the undersigned in the State of California, and shall be governed by, and construed in accordance with, the laws of the State of California, without regard to any conflicts of law principles.

ESSEX PORTFOLIO, L.P.,
a California limited partnership

By: ESSEX PROPERTY TRUST, INC.,
A Maryland corporation, its General Partner

By:______________________
Name:______________________
Title:______________________

2